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                                                                   EXHIBIT 10.10


                          EXTENDED STAY AMERICA, INC.

                              AMENDED AND RESTATED

                        1996 EMPLOYEE STOCK OPTION PLAN

     1. STATEMENT OF PURPOSE. The purpose of this Stock Option Plan (the "Plan") is to benefit Extended Stay America, Inc. (the "Company") and its subsidiaries by offering certain present and future key individuals a favorable opportunity to become holders of stock in the Company over a period of years, thereby giving them a stake in the growth and prosperity of the Company and encouraging the continuance of their services with the Company or its subsidiaries.

     2. ADMINISTRATION. The Plan shall be administered by the Compensation Committee (the "Committee") of the board of directors of the Company (the "Board of Directors"), whose interpretation of the terms and provisions of the Plan and whose determination of matters pertaining to options granted under the Plan shall be final and conclusive. The Committee shall be composed of two or more disinterested members of the Board of Directors of the Company.

     3. ELIGIBILITY. Options shall be granted only to key employees and consultants of the Company and its subsidiaries (including officers of the Company and its subsidiaries but excluding members of the Committee) selected initially and from time to time thereafter by the Committee on the basis of the special importance of their services in the management, development and operations of the Company or its subsidiaries (each such individual receiving options granted under the Plan and each other person entitled to exercise an option granted under the Plan is referred to herein as an "Optionee").

     4. GRANTING OF OPTIONS. (a) The Committee may grant options to employees, directors and consultants of the Company and its subsidiaries; provided, however, that members of the Committee shall not be eligible to receive grants of options under the Plan. Pursuant to the Plan, a maximum of 2,500,000 shares of the $.01 par value common stock of the Company (the "Common Stock") may be purchased from the Company, subject to adjustment as provided in Paragraph 10 hereof; provided, however, that the maximum number of shares subject to all options granted to an individual under the Plan shall in no event exceed 50% of the shares of Common Stock authorized for issuance under the Plan. Options granted under the Plan are intended not to be treated as incentive stock options as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

          (b) No options shall be granted under the Plan subsequent to the tenth anniversary of the adoption of the Plan. In the event that an option expires or is terminated or canceled unexercised as to any shares, such released shares may again be optioned (including a grant in substitution for a canceled option). Shares subject to options may be made available from unissued or reacquired shares of Common Stock.

          (c) Nothing contained in the Plan or in any option granted pursuant thereto shall confer upon any Optionee any right to be continued in the employment of, or a consulting
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arrangement with, the Company or any subsidiary, or interfere in any way with the right of the Company or its subsidiaries to terminate his or her employment or consulting arrangement at any time.

     5. OPTION PRICE. The option price of any option granted under the Plan shall be determined by the Committee and shall not be less than the fair market value of the shares of Common Stock subject to the option on the date of the grant of such option. Unless the Committee otherwise determines, for purposes of this Paragraph 5, "fair market value" shall be the average of the highest and lowest sales prices of the Common Stock reported on the Nasdaq National Market (or on the principal national stock exchange on which it is listed or quotation service on which it is listed) (as reported in The Wall Street Journal) on the date the option is granted (or, if the date of grant is not a trading date, on the first trading date immediately preceding the date of grant). In the event that the Common Stock is not listed or quoted on the Nasdaq National Market or any other national stock exchange, the fair market value of the shares of Common Stock for all purposes of this Plan shall be reasonably determined by the Committee.

     6. DURATION OF OPTIONS, INCREMENTS AND EXTENSIONS. (a) Subject to the provisions of Paragraph 8 hereof, each option shall be for such term of not more than ten years as shall be determined by the Committee at the date of the grant. Each option shall become exercisable with respect to one-fourth of the total number of shares subject to the option 12 months after the date of its grant and with respect to an additional one-fourth at the end of each 12-month period thereafter during the succeeding three years.

          (b) Notwithstanding any other provisions of the Plan to the contrary, the Committee may in its discretion (i) specifically provide as of the date of the grant for another time or times of exercise; (ii) accelerate the exercisability of any option, subject to such terms and conditions as the Committee deems necessary and appropriate to effectuate the purposes of the Plan, which may include, without limitation, a requirement that the Optionee grant to the Committee an option to repurchase all or a portion of the number of shares acquired upon exercise of the accelerated option for their fair market value, as determined by the Committee, as of the date of acceleration; (iii) at any time prior to the expiration or termination of any options previously granted, extend the term of any option (including such options held by officers) for such additional period or periods as the Committee, in its discretion, may determine. In no event, however, shall the aggregate option period with respect to any option, including the original term of the option and any extensions thereof, exceed ten years. Subject to the foregoing, all or any part of the options as to which the right to exercise has accrued may be exercised at the time of such accrual or at any time or times thereafter during the option term.

          (c) In the event of a change in control of the Company, all outstanding options shall become immediately exercisable. For the purposes of the Plan, the term "change in control" shall mean (1) that any person is or becomes the beneficial owner, directly or indirectly, of at least 50% of the combined voting power of the Company's outstanding securities, except by reason of a repurchase by the Company of its own securities, or (2) that a change in the composition of the Board of Directors of the Company occurs as a result of which fewer than one-half of the incumbent directors are directors who either had been directors of the Company


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24 months prior to such change or were elected or nominated for election to the
Board of Directors with the approval of at least a majority of the directors who had been directors of the Company 24 months prior to such change and who were still in office at the time of the election or nomination.

     7. EXERCISE OF OPTION. (a) An option may be exercised by giving written notice to the Committee, specifying the number of shares to be purchased. The option price for the number of shares of Common Stock for which the option is exercised shall become immediately due and payable; provided, however, that in lieu of cash an Optionee may, with the approval of the Committee, exercise his or her option by (i) delivering a promissory note in accordance with the terms of the Plan and in a form specified by the Company; (ii) tendering to the Company shares of Common Stock owned by him or her and with the certificates therefor registered in his or her name, having a fair market value equal to the cash exercise price of the shares being purchased; or (iii) delivery of an irrevocable written notice instructing the Company to deliver the shares of Common Stock being purchased to a broker selected by the Company, subject to the broker's written guarantee to deliver the cash to the Company, in each case equal to the full consideration of the exercise price for the shares of Common Stock being purchased. For this purpose, the per share value of Common Stock shall be the fair market value on the date of exercise (or, if the date of exercise is not a trading date, on the first trading date immediately preceding the date of exercise), which shall, unless the Committee otherwise determines, be the average of the highest and lowest sales prices of the Common Stock reported on the Nasdaq National Market (or on the principal national stock exchange on which it is listed or quotation service on which it is listed) (as reported in The Wall Street Journal) on such date.

          (b) In connection with the exercise of options granted under the Plan, the Company may make loans to such Optionees as the Committee, in its discretion, may determine. Such loans shall be subject to the following terms and conditions and such other terms and conditions as the Committee shall determine to be not inconsistent with the Plan. Such loans shall bear interest at such rates as the Committee shall determine from time to time, which rates may be below then current market rates or may be made without interest. In no event may any such loan exceed the fair market value, at the date of exercise, of the shares covered by the option, or portion thereof, exercised by the Optionee. No loan shall have an initial term exceeding two years, but any such loan may be renewable at the discretion of the Committee. When a loan shall have been made, shares of Common Stock having a fair market value at least equal to 150 percent of the principal amount of the loan shall be pledged by the Optionee to the Company as security for payment of the unpaid balance of the loan.

          (c) At the time of the exercise of any option, the Company may require, as a condition of the exercise of such option, the Optionee to pay the Company an amount equal to the amount of the tax the Company may be required to withhold to obtain a deduction for federal and state income tax purposes as a result of the exercise of such option by the Optionee or to comply with applicable law. An Optionee may, with the approval of the Committee, make an election to satisfy the tax withholding obligation by either (1) tendering to the Company shares of Common Stock owned by him or her and with the certificates therefor registered in his or her name, having a fair market value equal to the tax withholding obligation, (2) deduct from any


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cash payment pursuant to any broker-assisted option exercise (net to Optionee in cash or shares) an amount sufficient to satisfy any withholding tax requirements, or (3) instructing the Company to withhold from the shares of Common Stock otherwise issuable upon the exercise of the option that number of shares having a fair market value equal to the tax withholding obligation. The value of the shares to be delivered or withheld shall be based on the fair market value of the shares of Common Stock on the date of exercise, which shall, unless the Committee otherwise determines, be the average of the highest and lowest sales prices of the Common Stock reported on the Nasdaq National Market (or on the principal national stock exchange on which it is listed or quotation service on which it is listed) (as reported in The Wall Street Journal) on the date of exercise.

          (d) At the time of any exercise of any option, the Company may, if the Company shall determine it necessary or desirable for any reason, require the Optionee (or his or her heirs, legatees, or legal representative, as the case may be) as a condition upon the exercise thereof, to deliver to the Company a written representation of present intention to purchase the shares for investment and not for distribution. In the event such representation is required to be delivered, an appropriate legend may be placed upon each certificate delivered to the Optionee upon his or her exercise of part or all of the option and a stop order may be placed with the transfer agent for the Common Stock. Each option shall also be subject to the requirement that, if at any time the Company determines, in its discretion, that the listing, registration or qualification of the shares subject to the option upon any securities exchange or under any state, federal or foreign law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issue or purchase of shares thereunder, the option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

     8. TERMINATION OF EMPLOYMENT OR CONSULTING ARRANGEMENT - EXERCISE THEREAFTER. (a) In the event the employment or consulting arrangement of an Optionee with the Company or any of its subsidiaries is terminated for any reason other than the Optionee's death, permanent disability, retirement after age 65 or following a change in control (as defined in Paragraph 6(c) hereof), such Optionee's option shall expire and all rights to purchase shares pursuant thereto shall terminate immediately. Temporary absence from employment because of illness, vacation, approved leaves of absence, and transfers of employment among the Company and its subsidiaries, shall not be considered to terminate employment or to interrupt continuous employment. Temporary cessation of the provision of consulting services because of illness, vacation or any other reason approved in advance by the Company shall not be considered a termination of the consulting arrangement or an interruption of the continuity thereof. Conversion of an Optionee's employment relationship to a consulting arrangement shall not result in termination of previously granted options.

          (b) In the event of termination of employment or consulting arrangement following a change in control (as defined in Paragraph 6(c) hereof), the option may be exercised in full (without regard to any times of exercise established under Paragraph 6 hereof; provided, however, that no options shall be exercisable during the first six months after the date of grant)


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by the Optionee or, if the Optionee is not living, by the Optionee's heirs, legatees, or legal representatives, as the case may be, during its specified term. In the event of termination of employment or consulting arrangement because of death, permanent disability (as that term is defined in Section 22(e)(3) of the Code, as now in effect or as shall be subsequently amended) or retirement after age 65, the option may be exercised by the Optionee, or, if the Optionee dies after such termination, by the Optionee's heirs, legatees, or legal representatives, as the case may be, at any time during its specified term prior to three years after the date of such termination, but only to the extent the option was exercisable at the date of such termination.

          (c) Notwithstanding any other provision of the Plan to the contrary, the Committee may in its discretion provide for such other terms of expiration and termination of an option in the event of termination of the employment or consulting arrangement of the optionee as the Committee shall determine.

     9. NON-TRANSFERABILITY OF OPTIONS. No option shall be transferable by the Optionee otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order and each option shall be exercisable during an Optionee's lifetime only by the Optionee or by the Optionee's legal representative. This restriction on transferability is effective only so long as it is required pursuant to Section 16 under the Securities Exchange Act of 1934, as amended. At the time such restriction on transferability is no longer so required, the Committee, in its discretion, may permit the transfer of an option on such terms and subject to such conditions as the Committee may deem necessary or appropriate or as otherwise may be required by applicable law or regulation.

     10. ADJUSTMENT. The number of shares subject to the Plan and to options granted under the Plan shall be adjusted as follows: (a) in the event that the number of outstanding shares of Common Stock is changed by any stock dividend, stock split or combination of shares, the number of shares subject to the Plan and to options granted thereunder shall be proportionately adjusted; (b) in the event of any merger, consolidation or reorganization of the Company with any other corporation or legal entity there shall be substituted, on an equitable basis as determined by the Committee, for each share of Common Stock then subject to the Plan and for each share of Common Stock then subject to an option granted under the Plan, the number and kind of shares of stock or other securities to which the holders of shares of Common Stock will be entitled pursuant to the transaction; and (c) in the event of any other relevant change in the capitalization of the Company, the Committee shall provide for an equitable adjustment in the number of shares of Common Stock then subject to the Plan and to each share of Common Stock then subject to an option granted under the Plan. In the event of any such adjustment, the option price per share of Common Stock shall be proportionately adjusted.

     11. AMENDMENT OF THE PLAN. The Board of Directors of the Company or any authorized committee thereof may amend or discontinue the Plan at any time. However, no such amendment or discontinuance shall (a) without the consent of the Optionee change or impair any option previously granted, or (b) without the approval of the holders of a majority of the shares of the Common Stock which vote in person or by proxy at a duly held stockholders' meeting, (i) increase the maximum number of shares which may be purchased by all employees pursuant to


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this Plan, (ii) change the minimum purchase price of any option, or (iii)
change the limitations on the option period or increase the time limitations on the grant of options.

     12.  Effective Date.  The Plan is effective as of January 24, 1996.

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